SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 28, 2005

                          STORAGE COMPUTER CORPORATION
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             (Exact Name of Registrant as specified in its charter)

             DELAWARE                 1-13616                    02-045093
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   (State or other jurisdiction  (Commission File Number)      (IRS Employer
        of incorporation)                                    Identification No.)

         11 Riverside Street, Nashua, NH                      03062-1373
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (603) 880-3005
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               Registrant's telephone number, including area code:

                                 Not Applicable
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       (Registrant's Name or Former Address, if Change Since Last Report)

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Item 1.01.        Entry into a Material Definitive Agreement

On February 23, 2005 the Company issued a press release announcing that it had reached agreement with Tokyo based TechnoGraphy Inc. on an exclusive distribution agreement covering all Japan based OEM, System Integrators, and VAR accounts. This agreement includes Storage Computer's current CyberNas, iCyberSTOR, and CyberVSA software products, as well as, several new products under development. The initial 3 year agreement is subject to performance metrics, and is renewable automatically with performance metric achievements.





Exhibit
Number      Description
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99.1        Press Release dated February 23, 2005 titled "STORAGE COMPUTER IN
            NEW JAPAN DISTRIBUTION AGREEMENT.
            TechnoGraphy named as Exclusive Japan Distributor in new 3 Year Deal

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2005                   STORAGE COMPUTER CORPORATION



                                          By: /s/ Michael J. O'Donnell
                                              -------------------------
                                          Name:   Michael J. O'Donnell
                                          Title:  Chief Financial Officer